UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23234

BMT Investment Funds
(Exact name of registrant as specified in charter)

1436 Lancaster Avenue

Berwyn, PA 19312
(Address of principal executive offices) (Zip code)

Lori Buchanan Goldman

BMT Investment Funds

801 Lancaster Avenue

Bryn Mawr, PA 19010
(Name and address of agent for service)

(610) 581-4748

Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2020

Date of reporting period: November 30, 2019

Item 1. Reports to Stockholders.

BMT Multi-Cap Fund

Semi-Annual Report

November 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.bmtc.com/mutual-fund), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 866-268-4701.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 866-268-4701 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Table of Contents

Letter from the Investment Adviser	1
Additional Information on Fund Expenses	4
Schedule of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	17
Directors and Officers	24
Additional Information	26

This page intentionally left blank

Letter from the Investment Adviser

Dear Shareholders,

At Bryn Mawr Trust, we are committed to being stewards of the capital you have invested. We are pleased to provide this semi-annual report for the BMT Multi- Cap Fund (“BMTMX”), which is advised by BMT Investment Advisers.

The following general market and macroeconomic commentary and relative performance insights cover the last six months of the Fund’s fiscal year, from June 1, 2019 through November 30, 2019.

Over that six-month period, BMTMX returned 11.94%, compared to 14.80% for the Russell 3000 Total Return Index. On a calendar year-to-date basis through November 30, 2019, BMTMX returned 23.38% compared to the Russell 3000 Total Return Index of 27.34%.

Within the Mid-cap Blend universe, BMTMX’s category assigned by Morningstar, Inc., BMTMX ranked in the third quartile for both the six-month and the year-to-date periods ending November 30. The Fund remains in the first quartile since its inception (8/15/17).

Macroeconomic Review

U.S. economic growth was revised modestly higher in the third quarter from an annualized rate of 1.9% to 2.1%. The upward revision was driven partly by healthy consumer spending as well as business inventory accumulation. Interestingly, trade uncertainty has yet to notably impact consumer spending behavior as wages modestly rise and companies continue to add to their payrolls.

The U.S. consumer continues to lead economic growth, as consumer spending increased at an annual rate of roughly 3.0% in the third quarter and remained the bright spot of the U.S. economy. A strong labor market coinciding with healthy consumer balance sheets is contributing to high levels of consumer confidence and a strong foundation for consumers to spend. Interestingly, The Federal Reserve’s U.S. Household Debt-to-Disposable-Income ratio continues to trend lower, approaching levels not seen since 2001.

The Fed remains committed to 2.0% annual inflation, as the central bank is currently conducting a thorough review of its monetary policies and tools to ensure that they are well equipped to respond to any prolonged drop in inflation and/or inflation expectations. The Federal Reserve’s fear of deflation opens the door to more aggressive monetary stimulus in order to prevent such a situation from occurring.

Currently, we see a slight upturn in global economic growth, relative to the overly pessimistic view that was pervasive in the summer months. Short term interest rates are expected to stay low, as they are tethered to an accommodative Federal Reserve. Whereas, the longer end of the yield curve should see some gradual increase in yields as we anticipate a more upbeat economic environment.

BMTMX Performance Commentary

The Consumer Discretionary sector provided the largest excess returns in the six- month period, with very strong contributions to performance from names such as Aptiv PLC (APTV) and Brunswick Corp (BC), each up over 40% during the period.

Stocks in the Financials sector benefited from strong earnings results and a shift from an inverted sloping yield curve to a more normal positively sloping yield curve. South State Corp (SSB), a Columbia, SC-based regional bank, and large money center bank JPMorgan Chase (JPM) were standouts, each rising over 25% in price. The Fund benefited from having no exposure to the Real Estate sector, a sector that detracted from performance in the Russell 3000 Total Return Index during the period.

Conversely, the Materials sector was the largest detractor from relative performance with Quaker Chemical (KWR) and Mosaic Company (MOS) each declining more than 10%.

The Information Technology sector also was a detractor of relative performance, despite strong absolute returns from such holdings as Apple (AAPL) and Microsoft (MSFT). Each of these issuers generated very strong absolute returns but were underweight relative to the Fund’s benchmark, the Russell 3000 Index.

During the period, larger cap issuers (greater than $8 billion in market capitalization) outperformed smaller cap stocks (less than $2 billion). The Fund’s “all cap” exposure provided headwinds in the six-month period, as exposure to smaller market capitalization issues created a drag on relative performance.

Market Outlook

Equity markets have been more volatile recently, as recent headlines have called a trade deal with China into question. As a result, we would not be surprised to see a higher level of market volatility and prices move a bit lower. This should be viewed in the context of a market that was up over 7% since early October.

It is important to remember that, since 1927, the S&P 500 has averaged a correction of at least 5% every 71 trading days, or about once every 3.5 months. The current pattern looks like the other breaks over the past year, which averaged -7.63%, -6.30% and -5.46%, respectively.

In our view however, the fundamental characteristics of the equity markets do not suggest a more significant correction and we remain generally positive on the domestic equity markets, as we approach the end of calendar year 2019.

Sincerely,

Jennifer Dempsey Fox, CFP®

President, BMT Investment Advisers

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results.

This shareholder letter reflects opinions of BMTMX managers as of November 30, 2019, which are subject to change. Any forecast made cannot be guaranteed and should not be considered investment advice.

BMTMX invests in mid-cap and small-cap companies, which involves risks such as limited liquidity and greater volatility. BMTMX also may invest in other investment companies (to the extent it does so, an investor will indirectly bear the principal risks and its share of the fees and expenses of the underlying investment companies), foreign securities (which involves political, economic and currency risks, greater volatility, and differences in accounting methods), and/or debt securities (which typically decrease in value when interest rates rise).

Morningstar Rankings represent a fund’s total-return percentile rank relative to all funds that have the same Morningstar Category. The highest percentile rank is 1 and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees. Morningstar ranked the BMT Multi-Cap Fund in the third quartile (52nd percentile), out of 398 Mid-cap Blend funds for the one-year period ending November 30, 2019. Past performance does not guarantee future results.

The Russell 3000 Total Return Index is a market-capitalization-weighted equity index that provides broad exposure to the U.S. stock market. It tracks the performance of the 3,000 largest U.S. traded stocks, which represent about 98% of all U.S. incorporated equity securities. It is not possible to invest directly in an index.

BMTMX holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please see the “Schedule of Investments” section in this report for a full listing of BMTMX’s holdings. BMT Investment Advisers, a subsidiary of Bryn Mawr Bank Corporation, is the adviser to BMTMX. BMTMX is distributed by Quasar Distributors, LLC. Bryn Mawr Bank Corporation and Quasar Distributors, LLC are independent entities.

Expense Example

November 30, 2019 (Unaudited)

As a shareholder of the BMT Multi-Cap Fund (“the Fund”), you incur ongoing costs, including management fees and other expenses incurred by the Fund. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of June 1, 2019 through November 30, 2019.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent. To the extent that the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the following example. The example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by

$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BMT Multi-Cap Fund

	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During Period* June 1, 2019 – November 30, 2019
Actual	$1,000.00	$1,119.40	$5.30
Hypothetical (5% return before expenses)	1,000.00	1,020.00	5.05

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BMT Multi-Cap Fund

Total Return Based on a $10,000 Investment (Unaudited)

This chart assumes an initial gross investment of $10,000 made on August 15, 2017 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Russell 3000 Total Return Index is a market-capitalization-weighted equity index that provides broad exposure to the U.S. stock market. It tracks the performance of the 3,000 largest U.S. traded stocks, which represent about 98% of all U.S. incorporated equity securities. It is not possible to invest directly in an index.

Total Returns (for the periods ended November 30, 2019) (Unaudited)

	1 Year	Since Inception (08/15/17)
BMT Multi-Cap Fund	11.18%	10.88%
Russell 3000 Total Return Index	15.49%	12.96%

Allocation of Portfolio Holdings (as a % of total net assets)

November 30, 2019 (Unaudited)

BMT Multi-Cap Fund

Components of Portfolio Holdings
Information Technology	21%	$47,161,148
Health Care	17%	37,701,336
Industrials	16%	35,971,868
Financials	14%	31,451,107
Consumer Discretionary	10%	21,861,950
Consumer Staples	6%	14,230,719
Materials	4%	9,590,424
Energy	3%	6,383,221
Communication Services	3%	7,726,561
Utilities	1%	2,449,163
Cash*	5%	11,090,318
Total Net Assets	100%	$225,617,815

The sector and industry classifications presented in this report present the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*Cash, cash equivalents and other assets less liabilities.

BMT Multi-Cap Fund

Schedule of Investments, November 30, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS - 95.08%
Automobiles & Components - 1.66%
Aptiv PLC (a)	29,440	$2,763,827
Dorman Products, Inc. (b)	13,147	977,085
		3,740,912
Banks - 9.60%
Atlantic Union Bankshares Corp.	88,813	3,357,131
BB&T Corp.	68,547	3,750,892
Camden National Corp.	55,694	2,419,347
JPMorgan Chase & Co.	43,205	5,692,691
South State Corp.	44,097	3,672,398
Wells Fargo & Co.	50,969	2,775,772
		21,668,231
Capital Goods - 10.76%
Astec Industries, Inc.	42,951	1,608,945
Cubic Corp.	38,658	2,302,084
Hexcel Corp.	37,226	2,964,306
Honeywell International, Inc.	21,430	3,826,327
Johnson Controls International PLC (a)	74,616	3,195,803
Nordson Corp.	19,082	3,164,368
Spirit AeroSystems Holdings, Inc. - Class A	24,685	2,147,348
Standex International Corp.	32,605	2,516,454
Universal Forest Products, Inc.	51,500	2,554,400
		24,280,035
Commercial & Professional Services - 2.15%
ABM Industries, Inc.	66,874	2,540,543
Brady Corp. - Class A	40,400	2,302,800
		4,843,343
Consumer Durables & Apparel - 3.02%
Brunswick Corp.	34,013	1,998,944
VF Corp.	28,533	2,526,312
Wolverine World Wide, Inc.	71,392	2,291,683
		6,816,939
Consumer Services - 1.09%
Darden Restaurants, Inc.	20,842	2,468,527

The accompanying notes are an integral part of these financial statements.

BMT Multi-Cap Fund

Schedule of Investments, November 30, 2019 (Unaudited)

	Shares	Value
Diversified Financials - 3.09%
Cboe Global Markets, Inc.	20,082	$2,387,750
Charles Schwab Corp.	45,368	2,245,716
Raymond James Financial, Inc.	26,132	2,347,176
		6,980,642
Energy - 2.83%
Chevron Corp.	18,148	2,125,675
EOG Resources, Inc.	22,131	1,569,088
Exxon Mobil Corp.	19,950	1,359,194
Schlumberger Ltd. (a)	36,720	1,329,264
		6,383,221
Food & Staples Retailing - 1.32%
Sysco Corp.	36,918	2,973,745

Food, Beverage & Tobacco - 3.19%
Hormel Foods Corp.	61,587	2,742,469
McCormick & Co., Inc.	11,263	1,906,263
PepsiCo, Inc.	18,709	2,541,243
		7,189,975
Health Care Equipment & Services - 12.44%
Abbott Laboratories	35,589	3,041,080
Becton Dickinson and Co.	16,128	4,169,088
Laboratory Corp of America Holdings (b)	13,974	2,407,581
LHC Group, Inc. (b)	20,087	2,679,606
Masimo Corp. (b)	16,260	2,521,438
Merit Medical Systems, Inc. (b)	44,644	1,250,032
STERIS PLC (a)	22,120	3,343,217
Stryker Corp.	15,620	3,199,913
Teleflex, Inc.	9,716	3,433,051
US Physical Therapy, Inc.	17,278	2,019,107
		28,064,113
Household & Personal Products - 1.80%
Church & Dwight Co., Inc.	33,316	2,340,116
Kimberly-Clark Corp.	12,666	1,726,882
		4,066,998
Insurance - 1.24%
Prudential Financial, Inc.	29,932	2,802,234

The accompanying notes are an integral part of these financial statements.

BMT Multi-Cap Fund

Schedule of Investments, November 30, 2019 (Unaudited)

	Shares	Value
Materials - 4.25%
Amcor PLC (a)	200,481	$2,056,935
Corteva, Inc.	17,782	462,688
Dow, Inc.	17,782	949,025
DuPont de Nemours, Inc.	17,782	1,152,452
Mosaic Co.	58,902	1,122,083
Quaker Chemical Corp.	10,628	1,586,016
Sensient Technologies Corp.	35,728	2,261,225
		9,590,424
Media & Entertainment - 2.09%
Alphabet, Inc. - Class C (b)	2,276	2,970,089
CBS Corp. - Class B	43,455	1,754,713
		4,724,802
Pharmaceuticals, Biotechnology & Life Sciences - 4.27%
Amgen, Inc.	11,971	2,809,833
Johnson & Johnson	18,187	2,500,531
Thermo Fisher Scientific, Inc.	13,782	4,326,859
		9,637,223
Retailing - 3.92%
American Eagle Outfitters, Inc.	78,500	1,175,145
Lowe's Cos, Inc.	16,250	1,906,287
TJX Companies, Inc.	56,706	3,466,438
Williams-Sonoma, Inc.	32,964	2,287,702
		8,835,572
Semiconductors & Semiconductor Equipment - 3.62%
Analog Devices, Inc.	26,646	3,009,666
Cirrus Logic, Inc. (b)	31,780	2,278,626
Skyworks Solutions, Inc.	29,315	2,881,664
		8,169,956
Software & Services - 9.72%
CACI International, Inc. - Class A (b)	15,913	3,808,299
Global Payments, Inc.	17,486	3,166,715
Mastercard, Inc. - Class A	15,085	4,408,290
MAXIMUS, Inc.	34,456	2,572,140
Microsoft Corp.	32,953	4,988,425
Paychex, Inc.	34,675	2,986,211
		21,930,080

The accompanying notes are an integral part of these financial statements.

BMT Multi-Cap Fund

Schedule of Investments, November 30, 2019 (Unaudited)

	Shares	Value
Technology Hardware & Equipment - 7.56%
Apple, Inc.	23,722	$6,339,705
Avnet, Inc.	34,439	1,399,945
Badger Meter, Inc.	32,671	2,025,602
Cisco Systems, Inc.	61,357	2,780,086
Corning, Inc.	98,009	2,846,181
MTS Systems Corp.	36,759	1,669,594
		17,061,113
Telecommunication Services - 1.33%
Verizon Communications, Inc.	49,830	3,001,759

Transportation - 3.04%
Atlas Air Worldwide Holdings, Inc. (b)	44,136	1,151,508
Norfolk Southern Corp.	14,000	2,709,000
United Parcel Service, Inc. - Class B	24,956	2,987,982
		6,848,490
Utilities - 1.09%
American Water Works Co., Inc.	20,236	2,449,163
TOTAL COMMON STOCKS (Cost $174,733,418)		214,527,497

SHORT-TERM INVESTMENT- 4.84%
Money Market Mutual Fund - 4.84%
Dreyfus Government Cash Management - Institutional Class, 1.54% (c)	10,913,691	10,913,691
TOTAL SHORT-TERM INVESTMENT (Cost $10,913,691)		10,913,691

Total Investments (Cost $185,647,109) - 99.92%.		225,441,188
Other Assets in Excess of Liabilities - 0.08%		176,627
TOTAL NET ASSETS - 100.00%		$225,617,815

The accompanying notes are an integral part of these financial statements.

BMT Multi-Cap Fund

Schedule of Investments, November 30, 2019 (Unaudited)

Percentages are stated as a percent of net assets.

Notes to Schedule of Investments

(a)	Foreign issued security. Foreign concentration (including ADRs) were as follows: Curacao 0.59%, Ireland 2.90%, Jersey 2.14%.
(b)	Non-income producing security.
(c)	Variable rate security. Rate listed is the 7-day yield as of November 30, 2019.

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard(GICS®).

GICS® was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC(“S&P”).

GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

Statement of Assets & Liabilities
November 30, 2019 (Unaudited)

Assets:
Investments, at value (cost $185,647,109)	$225,441,188
Income receivable	402,798
Receivable for fund shares sold	2,067
Prepaid expenses and other assets	26,634
Total assets	225,872,687

Liabilities:
Payable to Investment Adviser (see Note 3)	126,950
Payable to Trustees	9,181
Payable to CCO	6,599
Payable to Custodian	3,329
Accrued administration fees	30,160
Accrued professional fees	42,911
Accrued fund accounting fees	9,030
Accrued shareholder servicing fees	8,632
Payable for fund shares redeemed	16,000
Accrued expenses and other liabilities	2,080
Total liabilities	254,872
Total net assets	$225,617,815

Net Assets Consist of:
Capital Stock	$185,036,699
Total distributable earnings	40,581,116
Total net assets	$225,617,815

Net assets	$225,617,815
Shares issued and outstanding (unlimited shares authorized, no par value)	17,966,995
Net asset value, offering price and redemption price per share	$12.56

The accompanying notes are an integral part of these financial statements.

Statement of Operations
Six Months Ended November 30, 2019 (Unaudited)

Investment Income:
Dividend income (net of issuance fees of $13)	$1,802,005
Interest income	115,635
Total investment income	1,917,640

Expenses:
Investment Advisory fees (See Note 3)	680,077
Administration fees	93,680
Professional fees	57,585
Trustees fees and expenses	51,982
Compliance fees	35,995
Fund accounting fees	29,791
Shareholder servicing fees and expenses	24,927
Federal and state registration fees	14,915
Custody fees	11,387
Reports to shareholders	4,206
Other expenses	9,974
Total expenses before fee recovery	1,014,519
Fees recovered by Adviser (see Note 3)	31,753
Total net expenses	1,046,272
Net investment income	871,368

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investment transactions	(1,018,954)
Net change in unrealized appreciation on investments	23,460,716
Net realized and unrealized gain on investments	22,441,762
Net increase in net assets resulting from operations	$23,313,130

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Operations:
Net investment income	$871,368	$1,473,445
Net realized gain (loss) on investment transactions	(1,018,954)	216,082
Net change in unrealized appreciation on investments	23,460,716	2,824,596
Net increase in net assets resulting from operations	23,313,130	4,514,123

Distributions to Shareholders:
Net distributions to shareholders	–	(1,281,011)
Total distributions	–	(1,281,011)

Capital Share Transactions:
Proceeds from shares sold	14,567,329	32,433,713
Proceeds from shares issued in reinvestment of dividends	–	11,386
Cost of shares redeemed	(4,149,791)	(10,927,352)
Net increase in net assets from capital share transactions	10,417,538	21,517,747
Total Increase in Net Assets	33,730,668	24,750,859

Net Assets:
Beginning of period	191,887,147	167,136,288
End of period	$225,617,815	$191,887,147

The accompanying notes are an integral part of these financial statements.

Financial Highlights

	Six Months Ended November 30, 2019* (Unaudited)	Year Ended May 31, 2019	Period from August 15, 2017 (commencement of operations) through May 31, 2018*
Per Share Data:
Net asset value, beginning of period	$11.22	$10.99	$10.00

Investment Operations:
Net investment income	0.05 (a)	0.09 (a)	0.05 (b)
Net realized and unrealized gains on investments	1.29	0.22	0.96
Total from investment operations	1.34	0.31	1.01

Less Distributions:
From net investment income	–	(0.08)	(0.02)
Total distributions	–	(0.08)	(0.02)
Net asset value, end of period	$12.56	$11.22	$10.99

Total return	11.94%	2.84%	10.09%

Supplemental data and ratios:
Net assets, end of period ($000's)	$225,618	$191,887	$167,136

Ratio of Expenses to Average Net Assets:
Before fee waiver or recovery	0.97%	0.99%	1.23%
After fee waiver or recovery	1.00%	1.00%	1.00%

Ratio of Net Investment Income to Average Net Assets:
Before fee waiver or recovery	0.86%	0.81%	0.41%
After fee waiver or recovery	0.83%	0.80%	0.64%

Portfolio turnover rate	2.61%	6.24%	8.29%

* All ratios have been annualized except total return and portfolio turnover.

(a) Calculated using average shares outstanding during the period.

(b) Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

November 30, 2019 (Unaudited)

1.	Organization

BMT Investment Funds (the "Trust") was organized as a Delaware Statutory Trust on February 9, 2017 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At November 30, 2019, the Trust consisted of one series, BMT Multi- Cap Fund (the "Fund"), which commenced operations on August 15, 2017.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Valuation of Securities

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability. These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 -	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 -

Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of November 30, 2019:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$214,527,497	$–	$–	$214,527,497
Total Equity	214,527,497	–	–	214,527,497
Short-Term Investment
Money Market Mutual Fund	10,913,691	–	–	10,913,691
Total Short-Term Investment	10,913,691	–	–	10,913,691
Total Investments*	$225,441,188	$–	$–	$225,441,188

* Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report.

Equity investments, including common stocks, foreign issued common stocks, preferred stocks, convertible securities, warrants, rights, exchange-traded funds, closed end funds and real estate investment trusts, which are traded on an exchange (other than The NASDAQ OMX Group, Inc., referred to as "NASDAQ") are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. Portfolio securities primarily traded on the NASDAQ Stock Market ("NASDAQ") shall be valued using the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities that are not traded on NASDAQ shall be valued at the most recent trade price. When using the market quotations or closing price provided by the pricing service, the security will be classified as a Level 1 security. When market quotations or closing price provided by the pricing service are unavailable, the mean of the bid and ask prices will be used. These securities will generally be classified as Level 2 securities.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees and will be classified as Level 3 assets.

The Fund did not hold any investments during the six months ended November 30, 2019 with significant unobservable inputs which would be classified as Level 3 assets. The Fund did not hold any derivative instruments during the period.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnification

In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experiences, the Fund expects the risk of loss to be remote.

Securities Transactions and Investment Income

The Fund records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Net realized gains or losses are determined using the identified cost method.

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Uninvested Cash

The Fund may maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits.

Federal Income Taxes

The Fund complies with, and intends to continue to comply with, the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from federal income taxes.

Recent Accounting Pronouncements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018- 13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13. Management has evaluated the impact these changes will have on the Fund’s financial statements and disclosures and decided to early adopt.

Significant Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC (“Quasar”), the Fund's distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC (“Foreside”) such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund's distributor at the close of the transaction, subject to Board approval.

3.	Investment Adviser

The Fund has entered into an investment advisory agreement ("Advisory Agreement") with BMT Investment Advisers (the "Adviser"). The Adviser is a registered investment adviser with the U.S. Securities and Exchange Commission ("SEC") that provides investment advisory services to BMT Investment Funds. Under the Advisory Agreement, the Adviser manages the Fund's investments subject to the supervision of the Trust’s Board of Trustees.

The Adviser has overall supervisory responsibility for the general management and investment of the Fund's securities portfolio. For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.65% of the Fund's average daily net assets.

The Fund is responsible for its own operating expenses. Pursuant to an Expense Limitation Agreement between the Adviser and the Fund, the Adviser has agreed to reduce its management fees, and reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs and extraordinary and other non-routine expenses) do not exceed 1.00% of the Fund’s average daily net assets. Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month in which the related reimbursement or waiver occurred, if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred and at the time of the recoupment. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

				Remaining
Fiscal Year Incurred	5/31/2018	5/31/2019	5/31/2020	Recoverable
Expiration	5/31/2021	5/31/2022	5/31/2023	Amount
	$179,053	$20,153	$–	$199,206

For the six months ended November 30, 2019, the Adviser recouped expenses of $31,753 of the previously waived expenses of $274,982.

4.	Investment Transactions

The aggregate purchases and sales of securities (excluding short-term securities) by the Fund for the six months ended November 30, 2019 was as follows:

	Non-U.S. Government
	Purchases	Sales
BMT Multi-Cap Fund	$19,869,207	$5,166,610

5.	Capital Share Transactions

	For the six months ended November 30, 2019		For the year ended May 31, 2019
	Shares	Amount	Shares	Amount
BMT Multi-Cap Fund
Shares sold	1,210,197	$14,567,329	2,887,642	$32,433,713
Shares issued in reinvestment of dividends	–	–	1,082	11,386
Shares redeemed	(344,500)	(4,149,791)	(988,823)	(10,927,352)
Net increase	865,697	$10,417,538	1,899,901	$21,517,747
Shares Outstanding:
Beginning of period	17,101,298		15,201,397
End of period	17,966,995		17,101,298

6.	Federal Income Tax Information

The tax components of distributions paid during the fiscal year ended May 31, 2019 are as follows:

	Ordinary Income	Capital Gains
2019	$1,281,011	$—

As of May 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

BMT Multi-Cap Fund

Cost of investments	$175,256,376
Unrealized appreciation	28,546,873
Unrealized depreciation	(12,255,996)
Net unrealized appreciation	16,290,877
Undistributed ordinary income	856,834
Undistributed long-term gain	202,827
Distributable earnings	1,059,661
Other accumulated loss	(82,552)
Total accumulated gain	$17,267,986

Other accumulated loss of $82,552 is due to the timing difference of deducting offering costs and disallowed losses on wash sales.

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At May 31, 2019, the Fund had tax basis capital losses of $0. To the extent that the BMT Multi-Cap Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryfowards. These losses do not expire.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the year ended May 31, 2019. The BMT Multi-Cap Fund has open tax years of 2018-2019. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties, nor were any accrued as of May 31, 2019.

7.	Line of Credit

The Trust entered into an unsecured, uncommitted Loan Agreement (“Line of Credit” or “LOC”) with U.S. Bank, National Association (“U.S. Bank”) on behalf of the BMT Multi-Cap Fund. The $15 million LOC expires on April 7, 2020. The LOC was established for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. U.S. Bank charges an interest rate per annum equal to the Prime Rate (4.75% as of November 30, 2019). At November 30, 2019, the Fund had no outstanding borrowings under the LOC and for the six months ended November 30, 2019, the Fund did not utilize the LOC.

8.	Subsequent Events Evaluation

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statement of Assets and Liabilities date of November 30, 2019 through the date the financial statements were available for issue. This evaluation did not result in any subsequent events, other than those noted above, that necessitated disclosure and/or adjustments.

Additional Information

November 30, 2019 (Unaudited)

Disclosure Regarding Fund Trustees and Officers

The Statement of Additional Information (“SAI”) includes additional information about the Independent Trustees/Interested Trustees and other Officers and is available without charge, upon request, by calling 866-268-4701.

Name, Address* and Age	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee
Independent Trustees
George M. Chamberlain, Jr. Age: 72	Trustee	Indefinite Term; Since 2017	1	Principal, GMC Consulting (Corporate consulting) (1999 to present); Vice President and General Counsel, SCM Advantage LLC (Supply chain consulting) (2009 to 2016).	Trapp Family Lodge Housing Cooperative (2008 to present), The Vantagepoint Funds (2012 to 2016), Alzheimer's Association, Delaware Valley Chapter (2016 to 2018)
H. Richard Haverstick, Jr. Age: 67	Trustee	Indefinite Term; Since 2017	1	Accounting and Auditing Consultant (2015 to 2016); Partner, EY (Accounting and business management consulting) (1987 to 2013).

Thomas Jefferson University and Jefferson Health (2013 to present); Brandywine Realty Trust (2016 to present); Actua Corporation (Venture capital firm) (2016 to 2018); Global Beta ETF Trust (2019 to Present).

Barbara A. Nugent Age: 63	Lead Independent Trustee	Indefinite Term; Since 2017	1	President, True North Board Governance, LLC (Corporate consulting) (2014 to present); Partner, Stradley Ronon Stevens & Young, LLP (Law firm) (1999 to 2013).	Brighthouse Funds Trust I (45 portfolios) and Trust II (29 portfolios) (2014 to present).
Jennifer Dempsey Fox*** Age: 49	Chairperson, Trustee, President and Principal Executive Officer	Indefinite Term, Since 2019 (Chairperson and Trustee); Indefinite Term, Since 2018 (President and Principal Executive Officer)	1	President, Bryn Mawr Trust Company Wealth Management Division (2017 to present) and President, BMT Investment Advisers (since January 2018); Executive Vice President and Chief Wealth Strategist, PNC Asset Management Group (2011 to 2017).	None

*	Each Trustee may be contacted by writing to the Trustees of BMT Investment Funds, 801 Lancaster Avenue, Bryn Mawr, PA 19010.
**	Each Trustee serves until his or her successor is duly elected or appointed and qualified.
***	Ms. Fox is considered an “interested person” of the Trust because of her relationship with the Adviser.

Officers
Name, Address* and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years
Marc Jenkins** Age: 48	Treasurer and Principal Financial Officer	Indefinite Term; Since 2019

Senior Vice President & Chief Financial Officer, Bryn Mawr Trust Wealth Management Division (2018 to Present); Regional Finance Manager, Wells Fargo Company (2003 to 2018); Senior Vice President & Regional Investment Manager Wells Fargo Company (2014 to 2018); Senior Vice President & Regional Finance Manager, Wells Fargo Company (2009 to 2013).

Michael W. Harrington*** Age: 56	Treasurer and Principal Financial Officer	Indefinite Term; Since 2020;	Executive Vice President and Chief Financial Officer, Bryn Mawr Bank Corporation (2015 to present); Chief Financial Officer and Treasurer, Susquehanna Bancshares (2012 to 2015).
Lori Buchanan Goldman Age: 39	Secretary	Indefinite Term; Since 2017	Senior Vice President, General Counsel and Corporate Secretary, Bryn Mawr Bank Corporation (2015 to present); Attorney, Stradley Ronon Stevens & Young, LLP (2007 to 2015).
David C. Lebisky Age: 47	Chief Compliance Officer and Chief Anti-Money Laundering Officer	Indefinite Term; Since 2017

President, Lebisky Compliance Consulting LLC (2015 to present); Consultant, Duff & Phelps Compliance Consulting (2016 to present); Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (2015 to 2018); Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014).

Stephen M. Wellman Age: 57	Assistant Secretary	Indefinite Term; Since 2018

Senior Vice President, Chief Operating Officer Bryn Mawr Trust Company Wealth Management Division (2016 to present); Senior Vice President, Cipperman Compliance Services (2015- 2016); Senior Vice President, Chief Operating Officer Echo Point Investment Management (2010-2014).

*	The address for each officer is 801 Lancaster Avenue, Bryn Mawr, PA 19010.
**	Effective December 31, 2019, Marc Jenkins resigned as Treasurer and Principal Financial Officer of the Trust.
***	Michael Harrington was appointed Treasurer and Principal Financial Officer effective January 1, 2020.

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 866-268-4701.

Investment Advisory Agreement Disclosure (Unaudited)

On July 11, 2019 the Board of Trustees of BMT Investment Funds (the “Trustees”) approved the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) for the BMT Multi-Cap Fund (the “Fund”) with the investment adviser to the Fund, BMT Investment Advisers (the “Adviser”) for a one-year period ending July 31, 2020.

In considering renewal of the Investment Advisory Agreement, the Board, including the Independent Trustees, reviewed certain information from counsel and from the Adviser, including: (i) a copy of the Investment Advisory Agreement; (ii) information describing the nature, quality and extent of the services that the Adviser provides to the Fund; (iii) information concerning the financial condition, business, operations, portfolio management teams, and compliance program of the Adviser; (iv) information describing the Fund’s investment advisory fee and operating expenses; and (v) a copy of the current Form ADV for the Adviser. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fee and expenses of the Fund to other investment companies considered to be in the Fund’s peer group.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: (i) the nature, extent and quality of the services provided to the Fund by the Adviser; (ii) the Adviser’s personnel and operations; (iii) the Fund’s expense levels; (iv) the profitability to the Adviser under the Investment Advisory Agreement; (v) any “fall-out” benefits to the Adviser and its affiliates (i.e., the ancillary benefits realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); (vi) the effect of asset growth on the Fund’s expenses; and (vii) possible conflicts of interest.

The Board, including the Independent Trustees, considered the following in respect of the Fund:

(a) The nature, extent and quality of services provided to the Fund by the Adviser; personnel and operations of the Adviser. The Board reviewed the services that the Adviser provides to the Fund. The Board noted the responsibilities that the Adviser has as the Fund’s investment adviser, including: the responsibility for the management and investment of the Fund’s portfolio; executing portfolio security trades; monitoring compliance with the Fund’s investment objective, policies and limitations; the responsibility for quarterly reporting to the Board; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the Fund.

Based on its consideration and review of the foregoing information, the Board determined that they are satisfied with the nature, quality and extent of these services provided to the Fund, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

(b) Comparison of services provided and fees paid to those under other investment advisory contracts, and the cost of the services provided and profits realized by the Adviser from the relationship with the Fund; “fall-out” benefits. The Board compared both the services provided to the Fund by the Adviser and the related fees to those of other investment advisers with respect to similar funds. In particular, the Board compared the Fund’s advisory fee and expense ratio to other investment companies considered to be in the Fund’s peer group. The Board noted that the Adviser has entered into an Expense Limitation Agreement whereby the Adviser waives advisory fees and/or reimburses expenses to keep the Fund’s expenses from exceeding certain levels (the “Expense Limitation Agreement”). The Board received and considered information about the fee rates charged to other accounts and clients that are managed by the Adviser’s affiliates. The Board also discussed the costs and profitability of the Adviser in connection with its serving as investment adviser to the Fund, including operational costs. After comparing the Fund’s fees with those of other funds in the Fund’s peer group and considering the information about fee rates charged to other accounts and clients managed by the Adviser’s affiliates, and in light of the nature, quality and extent of services provided by the Adviser and the costs incurred by the Adviser in providing those services, the Board concluded that the level of fees paid to the Adviser with respect to the Fund were fair and reasonable.

The Board considered that the Adviser may experience certain “fall-out” benefits based on the success of the Fund, but that such benefits are not presently quantifiable. The Board noted that the Trust’s service providers are not affiliated with the Adviser, so that such services do not give rise to “fall-out” benefits for the Adviser and its affiliates.

(c) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels would reflect such economies of scale. The Board discussed potential economies of scale. The Board considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Board noted given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.

(d) Investment performance of the Fund and the Adviser. In assessing the quality of the portfolio management delivered by the Adviser, the Trustees reviewed the performance of the Fund on both an absolute basis and in comparison to the primary benchmark index and the Fund’s peer funds according to Morningstar classifications. When comparing the Fund’s performance against its Morningstar peer group, the Board took into account that the investment objective and strategies of the Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in the peer group. The Board noted that the Fund was in the 2nd quartile for the fiscal quarter ended May 31, 2019 and the 1st quartile for the one-year and since inception periods. The Board observed that the Fund had underperformed its benchmark index, the Russell 3000 Index (the “Russell 3000”), the Fund’s benchmark, over the year-to-date and since inception periods ended May 31, 2019, but outperformed the Russell 3000 over the one- year period ended May 31, 2019.

Conclusion. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant the Board concluded that the advisory fee and total expense ratio were reasonable in relation to the services provided by the Adviser to the Fund, as well as the costs incurred and benefits gained by the Adviser in providing such services. The Board also found the advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds. As a result, the Board concluded that the renewal of the Investment Advisory Agreement was in the best interests of the Fund.

Availability of Quarterly Portfolio Holdings Schedules

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Fund’s Form N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800- 732-0330. The Fund’s Form N-Q or Part F of Form N-PORT may also be obtained by calling toll-free 866-268-4701.

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-268-4701 and on the SEC’s website (http://www.sec.gov). The Fund is required to disclose how it voted proxies related to portfolio securities during the most recent 12-month period ended June 30. Once filed, the information is available without charge, upon request, by calling 866-268-4701 and on the SEC’s website (http://www.sec.gov).

This page intentionally left blank

Board of Trustees

George M. Chamberlain, Jr.

H. Richard Haverstick, Jr.

Barbara A. Nugent

Jennifer Dempsey Fox

Investment Adviser

BMT Investment Advisers

801 Lancaster Avenue

Bryn Mawr, PA 19010

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Legal Counsel

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, Pennsylvania 19103

Custodian

U.S. Bank, National Association

Custody Operations

1555 N. RiverCenter Drive, Suite 302

Milwaukee, WI 53202

Distributor

Quasar Distributors, LLC

777 East Wisconsin Avenue

Milwaukee, WI 53202

Administrator, Transfer Agent and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC

doing business as U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Shareholder/Investor Information

866-268-4701

www.bmtc.com/mutual-fund

Item 2. Code of Ethics.

Not applicable – only required for annual reports on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable – only required for annual reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable – only required for annual reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  BMT Investment Funds

By (Signature and Title)*                           /s/ Jennifer Dempsey Fox

   Jennifer Dempsey Fox, President

Date    1/17/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                           /s/ Jennifer Dempsey Fox

   Jennifer Dempsey Fox, President

Date   1/17/2020

By (Signature and Title)*                        /s/ Michael W. Harrington

 Michael W. Harrington, Treasurer

Date   1/21/2020

* Print the name and title of each signing officer under his or her signature.

32